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                                                               [CONFORMED COPY]



                                  WAIVER



     WAIVER (the "WAIVER") dated as of December 31, 1998 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of January 29, 1998, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998 (the "CREDIT AGREEMENT"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").


                             W I T N E S S E T H:


     WHEREAS, the Company and the Lenders have agreed to waive compliance with the interest coverage ratio and the leverage ratio required for the period ended on December 31, 1998;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     SECTION 2. WAIVER OF SECTIONS 9.10 AND 9.11. The Lenders hereby waive compliance with Section 9.10 and 9.11 of the Credit Agreement for the period (and only for the period) ended on December 31, 1998.

     SECTION 3. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Waiver Effective Date to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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     SECTION 5. COUNTERPARTS; EFFECTIVENESS. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective as of the date first above written (the "WAIVER EFFECTIVE DATE") when the Administrative Agent shall have received counterparts of this Waiver executed and delivered by or on behalf of the Majority Lenders and the Company (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       APPLIED EXTRUSION TECHNOLOGIES, INC.


                                       By /s/ ANTHONY J. ALLOTT
                                          ---------------------------------
                                          Title: Vice President and Chief
                                                 Financial Officer


                                       THE CHASE MANHATTAN BANK

                                       By /s/ MARY ELISABETH SWERZ
                                          ---------------------------------
                                          Title: Vice President


                                       LASALLE BUSINESS CREDIT, INC.

                                       By /s/ JOHN C. BAIER
                                          ---------------------------------
                                          Title: Vice President


                                       FLEET NATIONAL BANK

                                       By /s/ H. ELLERY PERKINSON
                                          ---------------------------------
                                          Title: Vice President


                                       PNC BANK, N.A.

                                       By /s/ CRAIG T. SHEETZ
                                          ---------------------------------
                                          Title: Vice-President


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                                       FIRST UNION NATIONAL BANK

                                       By /s/ JOHN T. TRAINOR
                                          ---------------------------------
                                          Title: Vice President






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